UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
September 18, 2019

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity:
333-189182-01, 333-208463 and 333-230197-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate:
333-189182-02, 333-208463-02 and 333-230197-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-189182, 333-208463-01 and 333-230197
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.     Entry into a Material Definitive Agreement

On September 18, 2019, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), as indenture trustee (the “Indenture Trustee”), entered into the Series 2019-C Indenture Supplement (the “Series 2019-C Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 6.05.     Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 8.01.     Other Events.

Issuance of Series 2019-C Notes

On September 18, 2019, the Issuer issued $600,000,000 of Series 2019-C Class A Asset Backed Notes (the “Series 2019-C Class A Notes”), $53,425,000 of Series 2019-C Class M Asset Backed Notes (the “Series 2019-C Class M Notes” and together with the Series 2019-C Class A Notes, the “Series 2019-C Offered Notes”) and $30,822,000 of Series 2019-C Class B Asset Backed Notes (the “Series 2019-C Retained Notes,” and, together with the Series 2019-C Offered Notes, the “Series 2019-C Notes”) described in a Prospectus dated September 10, 2019.

Use of Proceeds – Series 2019-C Notes

The public offering of the Series 2019-C Offered Notes was made under the registration statement on Form SF-3 (File No. 333-230197) filed with the Securities and Exchange Commission on March 11, 2019 and declared effective on May 10, 2019 (the “Registration Statement”).

The public offering of the Series 2019-C Offered Notes terminated on September 10, 2019 upon the sale of all of the Series 2019-C Offered Notes. The depositor retained all of the Series 2019-C Retained Notes. No underwriting discount was paid to the underwriters with respect to the Series 2019-C Retained Notes. The underwriters of the Series 2019-C Class A Notes were Wells Fargo Securities, LLC, BofA Securities, Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., BNP Paribas Securities Corp., CIBC World Markets Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and The Williams Capital Group, L.P. The price to the public of the Series 2019-C Class A Notes was $599,950,140 (or 99.99169%). The underwriters of the Series 2019-C Class M Notes were Wells Fargo Securities, LLC, BofA Securities, Inc., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. The price to the public of the Series 2019-C Class M Notes was $53,413,161.02 (or 99.97784%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2019-C Offered Notes with respect to underwriting commissions and discounts was $2,340,412.50. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2019-C Offered Notes are $651,022,888.52. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $650,572,888.52 total proceeds.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the WFN Credit Company, LLC, after deducting the underwriting commissions and discounts and expenses above, were used for general corporate purposes.

Item 9.01.     Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Series 2019-C Indenture Supplement

Exhibit 99.1	Composition of the Trust Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name:  Michael Blackham
Title:  Treasurer

Dated: September 20, 2019

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Series 2019-C Indenture Supplement

Exhibit 99.1	Composition of the Trust Portfolio